LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED OCTOBER 11, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007 OF EACH OF

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

LEGG MASON PARTNERS APPRECIATION FUND

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

LEGG MASON PARTNERS CAPITAL FUND

LEGG MASON PARTNERS CONVERTIBLE FUND

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

LEGG MASON PARTNERS EQUITY FUND

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

LEGG MASON PARTNERS LARGE CAP GROWTH FUND

LEGG MASON PARTNERS MID CAP CORE FUND

LEGG MASON PARTNERS SMALL CAP GROWTH FUND

LEGG MASON PARTNERS SMALL CAP VALUE FUND

AND TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 16, 2007 AS SUPPLEMENTED MAY 31, 2007 OF

LEGG MASON PARTNERS DIVERSIFIED LARGE CAP

GROWTH FUND

AND TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 16, 2007 AS SUPPLEMENTED JUNE 15, 2007 OF

LEGG MASON PARTNERS INVESTORS VALUE FUND

The following text replaces the section of the Statement of Additional Information titled “Portfolio Manager Compensation”:

Investment Professional Compensation

Effective April 1, 2007, ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s)

and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through

Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

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